Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Fourth Quarter 2015

February 2, 2016

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2015

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Highlights
Core net operating earnings	$136	$123	$115	$112	$122	$486	$439
Net earnings	129	63	141	19	127	352	452
Total assets	49,859	50,557	49,424	48,307	47,535	49,859	47,535
Adjusted shareholders’ equity (a)	4,314	4,279	4,345	4,267	4,277	4,314	4,277
Property and Casualty net written premiums	1,056	1,319	1,026	926	1,025	4,327	4,020
Annuity statutory premiums	1,107	1,321	899	813	971	4,140	3,696

Per share data
Core net operating earnings per share	$1.52	$1.38	$1.28	$1.25	$1.35	$5.44	$4.82
Diluted earnings per share	1.45	0.71	1.57	0.21	1.41	3.94	4.97
Adjusted book value per share (a)	49.33	49.01	49.63	48.55	48.76	49.33	48.76

Cash dividends per common share	1.280	0.250	0.250	0.250	1.250	2.030	1.910

Financial ratios
Annualized core operating return on equity (b)	12.7%	11.6%	10.9%	10.8%	11.7%	11.5%	10.7%
Annualized return on equity (b)	12.1%	5.9%	13.4%	1.8%	12.1%	8.3%	11.0%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	61.8%	64.5%	61.0%	60.8%	64.0%	62.2%	63.7%
Underwriting expense ratio	29.2%	28.4%	33.9%	32.8%	28.6%	30.9%	30.2%

Combined ratio - Specialty	91.0%	92.9%	94.9%	93.6%	92.6%	93.1%	93.9%

Net spread on fixed annuities:
Net interest spread	2.53%	2.80%	2.77%	2.67%	2.64%	2.69%	2.78%
Net spread earned:
Before impact of fair value accounting	1.31%	1.37%	1.21%	1.49%	1.54%	1.35%	1.56%
Impact of fair value accounting (c)	0.08%	(0.35%)	0.18%	(0.28%)	(0.14%)	(0.09%)	(0.15%)

After impact of fair value accounting	1.39%	1.02%	1.39%	1.21%	1.40%	1.26%	1.41%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14
Property and Casualty Insurance
Underwriting profit	$100	$82	$50	$60	$79	$292	$236
Net investment income	74	83	83	79	75	319	294
Other expense	(11)	(12)	(12)	(10)	(13)	(45)	(54)

Property and Casualty Insurance operating earnings	163	153	121	129	141	566	476

Annuity earnings	101	67	88	75	85	331	328
Run-off Long-Term Care and Life (losses)/earnings	—	6	4	4	(7)	14	(10)
Interest expense of parent holding companies	(16)	(18)	(19)	(19)	(19)	(72)	(69)
Other expense	(29)	(19)	(20)	(22)	(16)	(90)	(74)

Pre-tax core operating earnings	219	189	174	167	184	749	651

Income tax expense	83	66	59	55	62	263	212

Core net operating earnings	136	123	115	112	122	486	439

Non-core items, net of tax:
Loss on sale of long-term care business	(3)	—	—	(105)	—	(108)	—
Gain on sale of hotel and apartment property	10	—	26	—	—	36	—
Other realized gains (losses)	(14)	(6)	—	12	5	(8)	32
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	(44)	—	—	—	(44)	(15)
Former Railroad and Manufacturing operations	—	(8)	—	—	—	(8)	(4)
Other	—	(2)	—	—	—	(2)	—

Net earnings	$129	$63	$141	$19	$127	$352	$452

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Core net operating earnings	$136	$123	$115	$112	$122	$486	$439

Net earnings	$129	$63	$141	$19	$127	$352	$452

Average number of diluted shares	89.228	89.343	89.503	89.377	89.772	89.362	90.960

Diluted earnings per share:
Core net operating earnings per share	$1.52	$1.38	$1.28	$1.25	$1.35	$5.44	$4.82

Loss on sale of long-term care business	(0.03)	—	—	(1.18)	—	(1.21)	—
Gain on sale of hotel and apartment property	0.11	—	0.29	—	—	0.40	—
Other realized gains (losses)	(0.15)	(0.06)	—	0.14	0.06	(0.08)	0.36
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	(0.49)	—	—	—	(0.49)	(0.17)
Former Railroad and Manufacturing operations	—	(0.09)	—	—	—	(0.09)	(0.04)
Other	—	(0.03)	—	—	—	(0.03)	—

Diluted earnings per share	$1.45	$0.71	$1.57	$0.21	$1.41	$3.94	$4.97

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Property and Transportation	$34	$20	$(13)	$7	$22	$48	$21
Specialty Casualty	50	31	37	28	36	146	136
Specialty Financial	15	26	24	22	18	87	64
Other Specialty	1	7	3	3	3	14	16

Underwriting profit - Specialty	100	84	51	60	79	295	237

Other core charges, included in loss and LAE	—	2	1	—	—	3	1

Underwriting profit - Core	100	82	50	60	79	292	236

Special A&E charges, included in loss and LAE	—	(67)	—	—	—	(67)	(24)

Underwriting profit - Property and Casualty Insurance	$100	$15	$50	$60	$79	$225	$212

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	9	10	10	6	3	35	28

Total current accident year catastrophe losses	$9	$10	$10	$6	$3	$35	$28

Prior year loss reserve development (favorable) / adverse	$(5)	$55	$(10)	$(7)	$10	$33	$6

Combined ratio:
Property and Transportation	92.4%	96.2%	104.0%	97.7%	94.6%	96.9%	98.7%
Specialty Casualty	90.2%	93.8%	92.7%	94.2%	92.9%	92.7%	92.3%
Specialty Financial	88.7%	80.6%	81.0%	81.7%	85.6%	83.1%	86.5%
Other Specialty	97.1%	67.3%	88.0%	89.3%	86.9%	85.5%	83.4%
Combined ratio - Specialty	91.0%	92.9%	94.9%	93.6%	92.6%	93.1%	93.9%

Other core charges	0.0%	0.1%	0.0%	0.1%	0.0%	0.0%	0.0%
Special A&E charges	0.0%	5.7%	0.0%	0.0%	0.0%	1.6%	0.6%

Combined ratio	91.0%	98.7%	94.9%	93.7%	92.6%	94.7%	94.5%

Combined ratio excl. catastrophe and prior year development	90.6%	93.2%	95.0%	93.8%	91.4%	93.1%	93.7%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.4%	64.8%	61.1%	61.0%	62.8%	62.2%	63.5%
Prior accident year loss reserve development	(0.4%)	4.6%	(1.1%)	(0.7%)	1.0%	0.8%	0.1%
Current accident year catastrophe loss	0.8%	0.9%	1.0%	0.6%	0.2%	0.8%	0.7%

Loss and LAE ratio	61.8%	70.3%	61.0%	60.9%	64.0%	63.8%	64.3%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Gross written premiums	$1,356	$1,962	$1,318	$1,196	$1,303	$5,832	$5,477
Ceded reinsurance premiums	(300)	(643)	(292)	(270)	(278)	(1,505)	(1,457)

Net written premiums	1,056	1,319	1,026	926	1,025	4,327	4,020
Change in unearned premiums	64	(146)	(41)	20	36	(103)	(142)

Net earned premiums	1,120	1,173	985	946	1,061	4,224	3,878

Loss and LAE	693	756	600	576	679	2,625	2,469
Underwriting expense	327	333	334	310	303	1,304	1,172

Underwriting profit	$100	$84	$51	$60	$79	$295	$237

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	9	10	10	6	3	35	28

Total current accident year catastrophe losses	$9	$10	$10	$6	$3	$35	$28

Prior year loss reserve development (favorable) / adverse	$(5)	$(14)	$(11)	$(7)	$10	$(37)	$(19)

Combined ratio:
Loss and LAE ratio	61.8%	64.5%	61.0%	60.8%	64.0%	62.2%	63.7%
Underwriting expense ratio	29.2%	28.4%	33.9%	32.8%	28.6%	30.9%	30.2%

Combined ratio	91.0%	92.9%	94.9%	93.6%	92.6%	93.1%	93.9%

Combined ratio excl. catastrophe and prior year development	90.6%	93.2%	95.0%	93.8%	91.4%	93.1%	93.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.4%	64.8%	61.1%	61.0%	62.8%	62.2%	63.5%
Prior accident year loss reserve development	(0.4%)	(1.2%)	(1.1%)	(0.8%)	1.0%	(0.8%)	(0.5%)
Current accident year catastrophe loss	0.8%	0.9%	1.0%	0.6%	0.2%	0.8%	0.7%

Loss and LAE ratio	61.8%	64.5%	61.0%	60.8%	64.0%	62.2%	63.7%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Gross written premiums	$515	$1,064	$500	$376	$482	$2,455	$2,342
Ceded reinsurance premiums	(137)	(456)	(138)	(88)	(109)	(819)	(776)

Net written premiums	378	608	362	288	373	1,636	1,566
Change in unearned premiums	64	(91)	(35)	25	42	(37)	(22)

Net earned premiums	442	517	327	313	415	1,599	1,544

Loss and LAE	317	391	240	211	299	1,159	1,155
Underwriting expense	91	106	100	95	94	392	368

Underwriting profit (loss)	$34	$20	$(13)	$7	$22	$48	$21

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	3	7	7	4	2	21	20

Total current accident year catastrophe losses	$3	$7	$7	$4	$2	$21	$20

Prior year loss reserve development (favorable) / adverse	$8	$(2)	$6	$3	$3	$15	$16

Combined ratio:
Loss and LAE ratio	71.7%	75.7%	73.2%	67.5%	72.2%	72.4%	74.9%
Underwriting expense ratio	20.7%	20.5%	30.8%	30.2%	22.4%	24.5%	23.8%

Combined ratio	92.4%	96.2%	104.0%	97.7%	94.6%	96.9%	98.7%

Combined ratio excl. catastrophe and prior year development	89.9%	95.1%	100.2%	95.4%	93.7%	94.7%	96.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	69.2%	74.6%	69.4%	65.2%	71.3%	70.2%	72.6%
Prior accident year loss reserve development	1.8%	(0.4%)	1.7%	1.1%	0.6%	0.9%	1.0%
Current accident year catastrophe loss	0.7%	1.5%	2.1%	1.2%	0.3%	1.3%	1.3%

Loss and LAE ratio	71.7%	75.7%	73.2%	67.5%	72.2%	72.4%	74.9%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Gross written premiums	$661	$734	$661	$683	$660	$2,739	$2,529
Ceded reinsurance premiums	(158)	(189)	(158)	(182)	(162)	(687)	(665)

Net written premiums	503	545	503	501	498	2,052	1,864
Change in unearned premiums	12	(42)	—	(11)	1	(41)	(99)

Net earned premiums	515	503	503	490	499	2,011	1,765

Loss and LAE	315	323	311	316	325	1,265	1,107
Underwriting expense	150	149	155	146	138	600	522

Underwriting profit	$50	$31	$37	$28	$36	$146	$136

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	1	1	4	4

Total current accident year catastrophe losses	$1	$1	$1	$1	$1	$4	$4

Prior year loss reserve development (favorable) / adverse	$(7)	$3	$(7)	$—	$14	$(11)	$(7)

Combined ratio:
Loss and LAE ratio	61.1%	64.2%	61.9%	64.4%	65.1%	62.9%	62.7%
Underwriting expense ratio	29.1%	29.6%	30.8%	29.8%	27.8%	29.8%	29.6%

Combined ratio	90.2%	93.8%	92.7%	94.2%	92.9%	92.7%	92.3%

Combined ratio excl. catastrophe and prior year development	91.4%	92.9%	94.0%	93.9%	89.9%	93.0%	92.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.3%	63.3%	63.2%	64.1%	62.1%	63.2%	62.9%
Prior accident year loss reserve development	(1.4%)	0.6%	(1.4%)	0.0%	2.9%	(0.5%)	(0.4%)
Current accident year catastrophe loss	0.2%	0.3%	0.1%	0.3%	0.1%	0.2%	0.2%

Loss and LAE ratio	61.1%	64.2%	61.9%	64.4%	65.1%	62.9%	62.7%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Gross written premiums	$179	$164	$157	$137	$160	$637	$605
Ceded reinsurance premiums	(27)	(27)	(21)	(22)	(29)	(97)	(117)

Net written premiums	152	137	136	115	131	540	488
Change in unearned premiums	(15)	(6)	(7)	5	(10)	(23)	(19)

Net earned premiums	137	131	129	120	121	517	469

Loss and LAE	46	36	36	36	42	154	159
Underwriting expense	76	69	69	62	61	276	246

Underwriting profit	$15	$26	$24	$22	$18	$87	$64

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	5	1	2	1	—	9	3

Total current accident year catastrophe losses	$5	$1	$2	$1	$—	$9	$3

Prior year loss reserve development (favorable) / adverse	$(5)	$(8)	$(8)	$(9)	$(4)	$(30)	$(17)

Combined ratio:
Loss and LAE ratio	32.8%	27.7%	27.7%	30.4%	34.5%	29.7%	33.9%
Underwriting expense ratio	55.9%	52.9%	53.3%	51.3%	51.1%	53.4%	52.6%

Combined ratio	88.7%	80.6%	81.0%	81.7%	85.6%	83.1%	86.5%

Combined ratio excl. catastrophe and prior year development	88.8%	85.8%	85.2%	88.5%	88.8%	87.1%	89.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	32.9%	32.9%	31.9%	37.2%	37.7%	33.7%	36.9%
Prior accident year loss reserve development	(3.6%)	(5.8%)	(6.2%)	(7.3%)	(3.3%)	(5.7%)	(3.7%)
Current accident year catastrophe loss	3.5%	0.6%	2.0%	0.5%	0.1%	1.7%	0.7%

Loss and LAE ratio	32.8%	27.7%	27.7%	30.4%	34.5%	29.7%	33.9%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Gross written premiums	$1	$—	$—	$—	$1	$1	$1
Ceded reinsurance premiums	22	29	25	22	22	98	101

Net written premiums	23	29	25	22	23	99	102
Change in unearned premiums	3	(7)	1	1	3	(2)	(2)

Net earned premiums	26	22	26	23	26	97	100

Loss and LAE	15	6	13	13	13	47	48
Underwriting expense	10	9	10	7	10	36	36

Underwriting profit	$1	$7	$3	$3	$3	$14	$16

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	1	—	—	—	1	1

Total current accident year catastrophe losses	$—	$1	$—	$—	$—	$1	$1

Prior year loss reserve development (favorable) / adverse	$(1)	$(7)	$(2)	$(1)	$(3)	$(11)	$(11)

Combined ratio:
Loss and LAE ratio	61.0%	29.4%	52.4%	54.4%	49.6%	49.4%	47.9%
Underwriting expense ratio	36.1%	37.9%	35.6%	34.9%	37.3%	36.1%	35.5%

Combined ratio	97.1%	67.3%	88.0%	89.3%	86.9%	85.5%	83.4%

Combined ratio excl. catastrophe and prior year development	98.1%	97.6%	93.2%	96.6%	97.4%	96.4%	92.8%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Net investment income	$309	$317	$306	$292	$285	$1,224	$1,136
Guaranteed withdrawal benefit fees	12	11	10	10	9	43	34
Policy charges and other miscellaneous income	11	13	14	17	24	55	63

Total revenues	332	341	330	319	318	1,322	1,233

Annuity benefits expense	189	208	151	184	157	732	648
Acquisition expenses	20	44	62	37	59	163	175
Other expenses	22	22	29	23	17	96	82

Total costs and expenses	231	274	242	244	233	991	905

Core Annuity earnings before income taxes	$101	$67	$88	$75	$85	$331	$328

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$96	$89	$77	$92	$93	$354	$362
Impact of fair value accounting (a)	5	(22)	11	(17)	(8)	(23)	(34)

Core Annuity earnings before income taxes	$101	$67	$88	$75	$85	$331	$328

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Detail of annuity benefits expense:
Interest credited - fixed	$138	$135	$131	$128	$127	$532	$497
Interest credited - fixed component of variable annuities	1	2	2	1	1	6	6
Change in expected death and annuitization reserve	5	5	5	4	4	19	18
Amortization of sales inducements	6	6	7	7	6	26	26
Guaranteed withdrawal benefit reserve (a)	15	20	16	12	11	63	41
Change in other benefit reserves	5	3	12	2	1	22	12
Unlockings (b)	19	—	—	—	(11)	19	(11)

Subtotal before impact of fair value accounting	189	171	173	154	139	687	589

Embedded derivative mark-to-market (c)	88	(130)	(19)	50	87	(11)	240
Equity option mark-to-market	(88)	167	(3)	(20)	(69)	56	(181)

Subtotal impact of fair value accounting	—	37	(22)	30	18	45	59

Total annuity benefits expense	$189	$208	$151	$184	$157	$732	$648

(a)	3rd quarter of 2015 increase relates to a significant change in the stock market.
(b)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $29 million in 2015 and charge of $10 million in 2014 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income, respectively. In total, AFG recorded an unlocking expense reduction of $10 million in 2015 and $1 million in 2014.
(c)	Excludes unlocking impact of $28 million in 2015 and ($58) million in 2014.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Average fixed annuity investments (at amortized cost)	$26,401	$25,642	$24,711	$23,943	$23,334	$25,174	$22,391
Average annuity benefits accumulated	26,048	25,316	24,474	23,752	23,104	24,898	22,119

Investments in excess of annuity benefits accumulated	$353	$326	$237	$191	$230	$276	$272

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.65%	4.92%	4.91%	4.83%	4.85%	4.83%	5.03%
Interest credited	(2.12%)	(2.12%)	(2.14%)	(2.16%)	(2.21%)	(2.14%)	(2.25%)

Net interest spread on fixed annuities	2.53%	2.80%	2.77%	2.67%	2.64%	2.69%	2.78%

Policy charges and other miscellaneous income	0.15%	0.16%	0.17%	0.24%	0.18%	0.18%	0.18%
Other annuity benefit expenses, net	(0.31%)	(0.36%)	(0.49%)	(0.25%)	(0.20%)	(0.35%)	(0.28%)
Acquisition expenses	(0.75%)	(0.65%)	(0.98%)	(0.59%)	(0.65%)	(0.74%)	(0.67%)
Other expenses	(0.32%)	(0.34%)	(0.43%)	(0.36%)	(0.28%)	(0.36%)	(0.34%)
Change in fair value of derivatives	0.02%	(0.59%)	0.35%	(0.50%)	(0.31%)	(0.18%)	(0.27%)
Unlockings	0.07%	0.00%	0.00%	0.00%	0.02%	0.02%	0.01%

Net spread earned on fixed annuities - core	1.39%	1.02%	1.39%	1.21%	1.40%	1.26%	1.41%

Average annuity benefits accumulated	$26,048	$25,316	$24,474	$23,752	$23,104	$24,898	$22,119
Net spread earned on fixed annuities	1.39%	1.02%	1.39%	1.21%	1.40%	1.26%	1.41%

Earnings on fixed annuity benefits accumulated	$91	$65	$85	$72	$81	$313	$312

Investments in excess of annuity benefits accumulated	$353	$326	$237	$191	$230	$276	$272
Net investment income (as % of investments)	4.65%	4.92%	4.91%	4.83%	4.85%	4.83%	5.03%

Earnings on investments in excess of annuity benefits accumulated	$4	$4	$3	$2	$3	$13	14

Variable annuity earnings	6	(2)	—	1	1	5	2

Earnings before income taxes - core	$101	$67	$88	$75	$85	$331	$328

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.31%	1.37%	1.21%	1.49%	1.54%	1.35%	1.56%
Impact of fair value accounting (a)	0.08%	(0.35%)	0.18%	(0.28%)	(0.14%)	(0.09%)	(0.15%)

Net spread earned core - after impact of fair value accounting	1.39%	1.02%	1.39%	1.21%	1.40%	1.26%	1.41%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Retail single premium annuities - indexed	$494	$617	$404	$349	$405	$1,864	$1,533
Retail single premium annuities - fixed	18	22	18	12	19	70	101
Financial institutions single premium annuities - indexed	462	554	369	356	426	1,741	1,489
Financial institutions single premium annuities - fixed	72	71	48	38	61	229	332
Education market - fixed and indexed annuities	51	47	49	47	49	194	194

Subtotal fixed annuity premiums	1,097	1,311	888	802	960	4,098	3,649

Variable annuities	10	10	11	11	11	42	47

Total annuity premiums	$1,107	$1,321	$899	$813	$971	$4,140	$3,696

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14

Beginning fixed annuity reserves	$25,725	$24,906	$24,042	$23,462	$22,745	$23,462	$20,679
Premiums	1,097	1,311	888	802	960	4,098	3,649
Federal Home Loan Bank advances	45	—	300	—	—	345	—
Surrenders, benefits and other withdrawals	(515)	(526)	(471)	(420)	(464)	(1,932)	(1,673)
Sale of subsidiaries	(261)	—	—	—	—	(261)	—
Interest and other annuity benefit expenses:
Interest credited	138	135	131	128	127	532	497
Embedded derivative mark-to-market	88	(130)	(19)	50	87	(11)	240
Change in other benefit reserves	35	29	35	20	18	119	81
Unlockings	19	—	—	—	(11)	19	(11)

Ending fixed annuity reserves	$26,371	$25,725	$24,906	$24,042	$23,462	$26,371	$23,462

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$26,371	$25,725	$24,906	$24,042	$23,462	$26,371	$23,462
Impact of unrealized investment gains on reserves	64	113	107	179	111	64	111
Fixed component of variable annuities	187	188	190	190	191	187	191

Annuity benefits accumulated per balance sheet	$26,622	$26,026	$25,203	$24,411	$23,764	$26,622	$23,764

Annualized surrenders and other withdrawals as a % of beginning reserves	8.0%	8.4%	7.8%	7.2%	8.2%	8.2%	8.1%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14
Assets:
Total cash and investments	$37,736	$38,132	$37,644	$37,384	$36,210	$35,151
Recoverables from reinsurers	2,636	3,151	3,075	3,046	3,238	3,134
Prepaid reinsurance premiums	480	604	499	475	469	587
Agents’ balances and premiums receivable	937	976	959	864	889	901
Deferred policy acquisition costs	1,184	993	965	756	821	858
Assets of managed investment entities	4,047	3,613	3,629	3,279	3,108	2,946
Other receivables	820	1,241	660	641	910	1,140
Variable annuity assets (separate accounts)	608	595	655	667	662	649
Other assets	1,212	1,051	1,137	994	1,027	985
Goodwill	199	201	201	201	201	201

Total assets	$49,859	$50,557	$49,424	$48,307	$47,535	$46,552

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,127	$8,061	$7,744	$7,636	$7,872	$7,645
Unearned premiums	2,060	2,238	2,004	1,936	1,956	2,114
Annuity benefits accumulated	26,622	26,026	25,203	24,411	23,764	23,044
Life, accident and health reserves	705	2,159	2,156	2,195	2,175	2,098
Payable to reinsurers	591	724	511	494	645	673
Liabilities of managed investment entities	3,781	3,287	3,309	2,952	2,819	2,625
Long-term debt	1,020	880	1,024	1,061	1,061	1,062
Variable annuity liabilities (separate accounts)	608	595	655	667	662	649
Other liabilities	1,575	1,681	1,834	1,855	1,527	1,564

Total liabilities	$45,089	$45,651	$44,440	$43,207	$42,481	$41,474

Shareholders’ equity:
Common stock	$87	$87	$88	$88	$88	$88
Capital surplus	1,214	1,195	1,183	1,173	1,152	1,150
Appropriated retained earnings	—	—	—	—	(2)	2
Unappropriated retained earnings	2,987	2,981	2,968	2,886	2,914	2,946
Unrealized gains - fixed maturities	278	445	457	656	604	602
Unrealized gains - equities	54	44	130	143	139	124
Other comprehensive income, net of tax	(28)	(28)	(24)	(23)	(16)	(8)

Total shareholders’ equity	4,592	4,724	4,802	4,923	4,879	4,904

Noncontrolling interests	178	182	182	177	175	174

Total liabilities and equity	$49,859	$50,557	$49,424	$48,307	$47,535	$46,552

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14

Shareholders’ equity	$4,592	$4,724	$4,802	$4,923	$4,879	$4,904
Appropriated retained earnings	—	—	—	—	2	(2)

Shareholders’ equity, excluding appropriated retained earnings	4,592	4,724	4,802	4,923	4,881	4,902
Unrealized (gains) on fixed maturities	(278)	(445)	(457)	(656)	(604)	(602)

Adjusted shareholders’ equity	4,314	4,279	4,345	4,267	4,277	4,300
Goodwill	(199)	(201)	(201)	(201)	(201)	(201)
Intangibles	(49)	(51)	(53)	(55)	(57)	(63)

Tangible adjusted shareholders’ equity	$4,066	$4,027	$4,091	$4,011	$4,019	$4,036

Common shares outstanding	87.474	87.327	87.540	87.886	87.709	88.491

Book value per share:
Excluding appropriated retained earnings (a)	$52.50	$54.10	$54.86	$56.01	$55.65	$55.39
Adjusted (b)	49.33	49.01	49.63	48.55	48.76	48.59
Tangible, adjusted (c)	46.49	46.12	46.73	45.63	45.82	45.61

Market capitalization

AFG’s closing common share price	$72.08	$68.91	$65.04	$64.15	$60.72	$57.89

Market capitalization	$6,305	$6,018	$5,694	$5,638	$5,326	$5,123

Price / Adjusted book value ratio	1.46	1.41	1.31	1.32	1.25	1.19

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14

AFG senior obligations	$708	$708	$840	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$720	$720	$852	$852	$852	$852

AFG subordinated debentures	300	150	150	150	150	150
Obligations of subsidiaries - secured by real estate	—	10	22	59	59	60
Payable to subsidiary trusts - subordinated	—	—	—	—	—	—

Total Long-term debt	$1,020	$880	$1,024	$1,061	$1,061	$1,062

Shareholders’ equity	4,592	4,724	4,802	4,923	4,879	4,904
Noncontrolling interests	178	182	182	177	175	174
Less:
Appropriated retained earnings	—	—	—	—	2	(2)
Unrealized gains related to fixed maturity investments	(278)	(445)	(457)	(656)	(604)	(602)

Total adjusted capital	$5,512	$5,341	$5,551	$5,505	$5,513	$5,536

Less:
Obligations of subsidiaries - secured by real estate	—	(10)	(22)	(59)	(59)	(60)

Total adjusted capital excluding obligations secured by real estate	$5,512	$5,331	$5,529	$5,446	$5,454	$5,476

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	18.5%	16.5%	18.4%	19.3%	19.2%	19.2%
Excluding subordinated debt & debt secured by real estate	13.1%	13.5%	15.4%	15.6%	15.6%	15.6%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14
Property and Casualty Insurance

Paid Losses (GAAP)	$675	$585	$526	$617	$562	$2,403	$2,130

	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	09/30/14
Statutory Surplus

Property and Casualty Insurance	$2,488	$2,356	$2,399	$2,340	$2,286	$2,206

AFG’s principal annuity subsidiaries (total adjusted capital)	$1,918	$1,816	$1,911	$1,861	$1,822	$1,818

Allowable dividends without regulatory approval

Property and Casualty Insurance	$434	$315	$315	$315	$315	$335
Annuity and Run-off	375	358	358	358	358	275

Total	$809	$673	$673	$673	$673	$610

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2015
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$708	$282	$230	$—	$1,220	3%
Fixed maturities - Available for sale	6,784	25,486	14	—	32,284	85%
Fixed maturities - Trading	140	114	—	—	254	1%
Equity securities	1,182	488	49	—	1,719	5%
Policy loans	—	201	—	—	201	0%
Mortgage loans	191	876	—	—	1,067	3%
Real estate and other investments	457	781	18	(265)	991	3%

Total cash and investments	$9,462	$28,228	$311	$(265)	$37,736	100%

Unrealized gain/(loss) on equity securities	$87	$(3)	$—	$—	$84

	Carrying Value - December 31, 2014
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$693	$320	$330	$—	$1,343	4%
Fixed maturities - Available for sale	6,409	24,313	12	—	30,734	85%
Fixed maturities - Trading	138	128	—	—	266	1%
Equity securities	1,190	460	46	—	1,696	4%
Policy loans	—	228	—	—	228	1%
Mortgage loans	229	888	—	—	1,117	3%
Real estate and other investments	358	747	10	(289)	826	2%

Total cash and investments	$9,017	$27,084	$398	$(289)	$36,210	100%

Unrealized gain/(loss) on equity securities	$169	$49	$—	$—	$218

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14	12/31/15	12/31/14
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$63	$62	$62	$61	$58	$248	$223
Fixed maturities - Trading	—	—	—	4	2	4	8
Equity securities	14	12	12	10	11	48	40
Equity in investees	(1)	7	3	1	1	10	8
Other investments	—	4	8	5	5	17	22

Gross investment income	76	85	85	81	77	327	301
Investment expenses	(2)	(2)	(2)	(2)	(2)	(8)	(7)

Total net investment income	$74	$83	$83	$79	$75	$319	$294

Average cash and investments (a)	$9,113	$8,984	$8,956	$8,775	$8,485	$8,956	$7,849

Average yield (b)	3.25%	3.70%	3.71%	3.60%	3.54%	3.56%	3.75%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$294	$288	$277	$267	$264	$1,126	$1,037
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	6	5	5	5	4	21	16
Equity in investees	2	11	1	2	2	16	68
Other investments	7	14	23	18	14	62	9

Gross investment income	309	318	306	292	284	1,225	1,130
Investment expenses	(2)	(3)	(2)	(3)	(1)	(10)	(4)

Total net investment income	$307	$315	$304	$289	$283	$1,215	$1,126

Average cash and investments (a)	$26,401	$25,642	$24,711	$23,943	$23,334	$25,174	$22,391

Average yield (b)	4.65%	4.92%	4.91%	4.83%	4.85%	4.83%	5.03%

AFG consolidated net investment income:
Property & Casualty	$74	$83	$83	$79	$75	$319	$294
Annuity and Run-off:
Fixed Annuity	307	315	304	289	283	1,215	1,126
Variable Annuity	2	2	2	3	2	9	10
Run-off	19	20	21	20	20	80	82
Other	3	2	(1)	—	3	4	6
Consolidate CLOs	11	3	(5)	(3)	1	6	(17)

Total net investment income	$416	$425	$404	$388	$384	$1,633	$1,501

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$319	$321	$2	1%	1%
States, municipalities and political subdivisions	6,671	6,885	214	21%	18%
Foreign government	225	232	7	1%	1%
Residential mortgage-backed securities	3,241	3,534	293	11%	9%
Commercial mortgage-backed securities	2,112	2,188	76	7%	6%
Asset-backed securities	4,961	4,934	(27)	15%	13%
Corporate and other bonds	14,290	14,444	154	44%	38%

Total AFG consolidated	$31,819	$32,538	$719	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.74%
Net of investment expense (a)	4.69%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

December 31, 2014	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$361	$367	$6	1%	1%
States, municipalities and political subdivisions	6,423	6,777	354	22%	19%
Foreign government	267	277	10	1%	1%
Residential mortgage-backed securities	4,053	4,449	396	14%	12%
Commercial mortgage-backed securities	2,300	2,457	157	8%	7%
Asset-backed securities	3,874	3,889	15	13%	11%
Corporate and other bonds	12,062	12,784	722	41%	35%

Total AFG consolidated	$29,340	$31,000	$1,660	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.75%
Net of investment expense (a)	4.71%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	December 31, 2015				December 31, 2014
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$255	$257	$2	4%	$276	$280	$4	4%
States, municipalities and political subdivisions	2,807	2,891	84	42%	2,624	2,726	102	42%
Foreign government	213	219	6	3%	250	257	7	4%
Residential mortgage-backed securities	893	932	39	13%	973	1,032	59	16%
Commercial mortgage-backed securities	209	213	4	3%	243	252	9	4%
Asset-backed securities	1,453	1,442	(11)	21%	1,059	1,057	(2)	16%
Corporate and other bonds	979	970	(9)	14%	916	943	27	14%

Property and Casualty Insurance	$6,809	$6,924	$115	100%	$6,341	$6,547	$206	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.82%				3.81%
Net of investment expense (a)	3.71%				3.71%
Tax equivalent, net of investment expense (b)	4.31%				4.33%

Approximate average life and duration:
Approximate average life	5 years				4.5 years
Approximate duration	4 years				3.5 years

	December 31, 2015				December 31, 2014
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$62	$62	$—	0%	$85	$87	$2	0%
States, municipalities and political subdivisions	3,864	3,994	130	15%	3,799	4,051	252	17%
Foreign government	12	13	1	0%	17	20	3	0%
Residential mortgage-backed securities	2,347	2,590	243	10%	3,079	3,405	326	14%
Commercial mortgage-backed securities	1,903	1,975	72	8%	2,057	2,205	148	9%
Asset-backed securities	3,508	3,492	(16)	14%	2,815	2,832	17	12%
Corporate and other bonds	13,311	13,474	163	53%	11,146	11,841	695	48%

Total Annuity and Run-off	$25,007	$25,600	$593	100%	$22,998	$24,441	$1,443	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.98%				5.00%
Net of investment expense (a)	4.94%				4.98%

Approximate average life and duration:
Approximate average life	6.5 years				7 years
Approximate duration	5.5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,519	$6,655	$136	20%
AA	6,785	6,954	169	21%
A	7,780	7,969	189	25%
BBB	7,478	7,507	29	23%

Subtotal - Investment grade	28,562	29,085	523	89%

BB	790	765	(25)	3%
B	438	417	(21)	1%
Other (b)	2,029	2,271	242	7%

Total	$31,819	$32,538	$719	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2014
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,680	$6,936	$256	22%
AA	6,053	6,342	289	21%
A	7,526	7,966	440	26%
BBB	5,289	5,603	314	18%

Subtotal - Investment grade	25,548	26,847	1,299	87%

BB	807	834	27	3%
B	428	440	12	1%
Other (b)	2,557	2,879	322	9%

Total	$29,340	$31,000	$1,660	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See Appendix A (pg 29) for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$260	$269	$9	5%	1%
Prime (Non-Agency)	1,489	1,651	162	29%	4%
Alt-A	794	872	78	15%	2%
Subprime	698	742	44	13%	2%
Commercial	2,112	2,188	76	38%	6%

Total AFG consolidated	$5,353	$5,722	$369	100%	15%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 77%; Subprime 85%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 741; Alt-A 711; Subprime 637.

•	99.7% of our Commercial MBS portfolio is investment-grade rated (85% AAA) and the average subordination for this group of assets is 40%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 3 years.

December 31, 2014	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$315	$327	$12	5%	1%
Prime (Non-Agency)	1,923	2,135	212	31%	6%
Alt-A	948	1,054	106	15%	3%
Subprime	867	933	66	13%	2%
Commercial	2,300	2,457	157	36%	7%

Total AFG consolidated	$6,353	$6,906	$553	100%	19%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	December 31, 2015
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$151	$153	$2	13%	2%
Prime (Non-Agency)	218	231	13	20%	2%
Alt-A	241	257	16	23%	3%
Subprime	283	291	8	25%	3%
Commercial	209	213	4	19%	2%

Total	$1,102	$1,145	$43	100%	12%

	December 31, 2014
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$185	$189	$4	15%	2%
Prime (Non-Agency)	238	255	17	20%	3%
Alt-A	250	272	22	21%	3%
Subprime	300	316	16	24%	3%
Commercial	243	252	9	20%	3%

Total	$1,216	$1,284	$68	100%	14%

Annuity and Run-off:	December 31, 2015
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$109	$116	$7	3%	0%
Prime (Non-Agency)	1,270	1,408	138	31%	5%
Alt-A	553	615	62	13%	2%
Subprime	415	451	36	10%	2%
Commercial	1,903	1,975	72	43%	7%

Total	$4,250	$4,565	$315	100%	16%

	December 31, 2014
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$130	$138	$8	3%	1%
Prime (Non-Agency)	1,684	1,868	184	33%	7%
Alt-A	698	782	84	14%	3%
Subprime	567	617	50	11%	2%
Commercial	2,057	2,205	148	39%	8%

Total	$5,136	$5,610	$474	100%	21%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,409	$2,494	$85	43%
AA	255	263	8	5%
A	329	345	16	6%
BBB	272	292	20	5%

Subtotal - investment grade	3,265	3,394	129	59%

BB	253	258	5	5%
B	305	311	6	5%
Other	1,530	1,759	229	31%

Total	$5,353	$5,722	$369	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2014
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$2,764	$2,932	$168	43%
AA	346	362	16	5%
A	484	512	28	7%
BBB	216	235	19	3%

Subtotal - investment grade	3,810	4,041	231	58%

BB	334	347	13	5%
B	368	380	12	6%
Other	1,841	2,138	297	31%

Total	$6,353	$6,906	$553	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - December 31, 2015
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$262	$1,607	$138	$640	$1,854	$1,986	$168	$6,655	20%
AA	44	4,488	32	151	112	1,239	888	6,954	21%
A	—	569	62	173	172	1,252	5,741	7,969	25%
BBB	—	92	—	248	44	429	6,694	7,507	23%

Subtotal - Investment grade	306	6,756	232	1,212	2,182	4,906	13,491	29,085	89%

BB	—	20	—	258	—	14	473	765	3%
B	—	—	—	306	6	2	103	417	1%
CCC, CC, C	—	9	—	894	—	4	11	918	3%
D	—	—	—	445	—	—	3	448	1%

Subtotal - Non-Investment grade	—	29	—	1,903	6	20	590	2,548	8%

Not Rated	15	100	—	419	—	8	363	905	3%

Total	$321	$6,885	$232	$3,534	$2,188	$4,934	$14,444	$32,538	100%

	Fair Value - December 31, 2014
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$308	$1,510	$167	$838	$2,094	$1,852	$167	$6,936	22%
AA	59	4,250	39	238	123	834	799	6,342	21%
A	—	789	65	323	190	871	5,728	7,966	26%
BBB	—	101	6	192	43	220	5,041	5,603	18%

Subtotal - Investment grade	367	6,650	277	1,591	2,450	3,777	11,735	26,847	87%

BB	—	17	—	347	—	18	452	834	3%
B	—	—	—	373	7	1	59	440	1%
CCC, CC, C	—	—	—	1,167	—	7	9	1,183	4%
D	—	—	—	429	—	—	—	429	1%

Subtotal - Non-Investment grade	—	17	—	2,316	7	26	520	2,886	9%

Not Rated	—	110	—	542	—	86	529	1,267	4%

Total	$367	$6,777	$277	$4,449	$2,457	$3,889	$12,784	$31,000	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.